EXHIBIT 23.1





                              ACCOUNTANTS' CONSENT


The Board of Directors and Stockholders
CORT Business Services Corporation and subsidiaries:


We consent to the use of our reports incorporated by reference herein.






                                        KPMG Peat Marwick LLP


Washington, DC
May 14, 1998